Exhibit 10.34

                            AMENDMENT, ASSIGNMENT AND
                          ASSUMPTION OF LEASE AGREEMENT

     THIS AMENDMENT, ASSIGNMENT AND ASSUMPTION OF LEASE (the "AGREEMENT") is made this 27th day of April, 2001, by BELL SPORTS, INC., a California corporation ("ASSIGNOR"), ROYAL GRIP, INC., a Nevada corporation ("ASSIGNEE"), and HOWARD LAKE RANCH, L.L.C., an Arizona limited liability company ("Lessor").

                                    RECITALS

     A. Assignor presently leases from Lessor property consisting of 12,315 square feet of floor area in a building (the "BUILDING") located at 15170 N. Hayden Road, Scottsdale, Arizona (which address is incorrectly noted on the Lease as 15255 N. 78th Way, Scottsdale, Arizona) and depicted on the floor plan on EXHIBIT A to this Assignment (the "PREMISES"), pursuant to that certain Building Lease, dated March 25, 1996 between Outback Land L.C., as landlord and Assignor, as tenant (the "LEASE"). Pursuant to that certain Assignment of Leases dated July 5, 1996, Outback Land L.C. assigned its interest in the Lease to Larry Gordon, an individual. Larry Gordon subsequently assigned his interest as landlord under the Lease to Lessor.

     B. Assignor has subleased 8,058 rentable square feet of the Building to Assignee pursuant to a Sublease Agreement dated August 1, 1997 (the "Royal Grip Sublease").

     C. Assignor has subleased 1,120 rentable square feet of the Building to Gabel Investments, Inc. pursuant to a letter agreement dated July 16, 1997 (the "Gabel Sublease").

     D. The parties agree to amend the Lease and Assignor desires to assign to Assignee and Assignee desires to acquire all of Assignor's interest as lessee in and to the Lease and the Premises on the terms and conditions set forth in this Agreement.

     FOR VALUABLE CONSIDERATION, it is agreed as follows:

     1. ASSIGNMENT. The parties acknowledge that (i) the Royal Grip Sublease and Gabel Sublease will both expire on May 31, 2001, and (ii) the initial term of the Lease will expire on May 31, 2001, provided that the Lease will be renewed as described in Section 3 below. Effective June 1, 2001 (the "Effective Date"), Assignor hereby grants, conveys, and assigns to Assignee, all of Assignor's right, title, and interest in and to the Lease and the Premises, subject however, to the provisions of the Lease.

     2. ASSUMPTION. Commencing on the Effective Date, Assignee hereby assumes all of Assignor's responsibilities, liabilities, and obligations set forth in the Lease, and agrees to perform and observe all of Assignor's covenants and conditions contained in the Lease.

     3. RENEWAL OF THE LEASE. Assignor and Assignee hereby elect to renew the Lease pursuant to Section 3 of Exhibit F-Addendum to the Lease for one (1) additional three (3) year period commencing on the Effective Date at a monthly rental rate of $22,351.73 plus applicable rental tax. Operating Costs (as defined in the Lease) shall be adjusted to reflect a 2001 base year comparison (the "BASE COSTS") and Assignee shall pay to Lessor as additional rent its
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proportionate  share  of any  increase(s)  (subject  to a  maximum  10%  cap) in operating costs above the 2001 base year for all subsequent years. Lessor hereby agrees to notify Assignee in writing of the Base Costs upon conclusion of the 2001 calendar year.

     4. LESSOR'S CONSENT. Lessor hereby consents to (i) the terms of this Assignment, (ii) Assignee subleasing to Assignor 1,322 rentable square feet of space within the Building, depicted on the floor plan attached hereto as EXHIBIT B ("Floor Plan"), and (iii) Assignee subleasing to Gabel Investments, Inc., 1,120 rentable square feet of space within the Building, also depicted on the Floor Plan.

     5. RELEASE OF ASSIGNOR'S OBLIGATIONS. Commencing on the Effective Date, Lessor hereby releases Assignor from all of Assignor's obligations under the Lease, including Assignor's liability to pay rent under the Lease in the event of a default by Assignee or otherwise.

     6. REPRESENTATIONS AND WARRANTIES OF LESSOR. Lessor is the sole owner of the Premises and the sole lessor under the Lease, and has not encumbered, pledged, assigned, transferred or hypothecated its interest in the Lease in any manner; Assignor's interest in the Lease is not subject to the interest of any third person or anyone else, except as provided in this Agreement, and no third party consent is necessary to effectuate this Agreement.

     7.  REPRESENTATIONS  AND  WARRANTIES  OF  ASSIGNOR.   Assignor  represents,
warrants, and covenants to Assignee as follows:

          (a) With respect to the Lease, Assignor is the sole lessee under the Lease, and accordingly, is the sole owner and holder of the lessee's interest thereunder and of the leasehold estate; lessee's interest in the Lease and leasehold estate are not encumbered, pledged, assigned, transferred or hypothecated in any manner whatsoever, nor subject to the interest of any third person or anyone else other than the sublessees under the Royal Grip Sublease and the Gabel Sublease.

          (b) The Lease is in full force and effect as of the date hereof; there are no actions, suits, proceedings or claims pending or threatened with respect to or in any manner affecting the Lease or the Premises, nor does Assignor know of any facts or circumstances which could reasonably form the basis for any such actions, suits, claims or proceedings; all rent payments due under the Lease have been paid in full as of the date hereof, and Assignor has fulfilled all other obligations and made all other payments due thereunder; Assignor is not in default under any provision of the Lease, and no other default presently exists under the terms of the Lease; no event has occurred which, with the passage of time or action, would result in a default under the Lease.

          (c) Assignor shall indemnify, defend and hold Assignee harmless for, from and against any and all actions, suits, proceedings and claims, and all costs and expenses incurred in connection therewith (including without limitation reasonable attorney's fees), arising from or relating to the Lease, and which occurred or are alleged to have occurred prior to the Effective Date.
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          (d) Assignor shall perform all  obligations  and make all payments due under the Lease from now until the Effective Date. Lessor agrees to notify Assignee of any default by Assignor prior to the Effective Date.

     8.  APPOINTMENT.   Assignor  hereby  irrevocably  appoints  Assignee,   its
successors and assigns, as the attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Lease.

     9. BINDING EFFECT. This Assignment shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

     10. CHOICE OF LAW. This Assignment shall be construed in accordance with the laws of the State of Arizona.

     11. ATTORNEYS' FEES. Should either party institute any legal action or proceeding to enforce the provisions of this Assignment, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs incurred in connection with the exercise of its rights and remedies hereunder as well as court costs and expert witness fees as the court shall determine.

     12. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                     BELL SPORTS, INC., a California corporation

                                     By: /s/ Lori A. Sherwood
                                         ---------------------------------------
                                     Name: Lori A. Sherwood
                                           -------------------------------------
                                     Its: Vice President Finance
                                          --------------------------------------
                                                                      "Assignor"


                                     ROYAL GRIP, INC., a Nevada corporation

                                     By: /s/ Thomas A. Schneider
                                         ---------------------------------------
                                     Name: Thomas A. Schneider
                                          --------------------------------------
                                     Its: PRESIDENT
                                          --------------------------------------
                                                                      "Assignee"


                                     HOWARD LAKE RANCH, L.L.C., an Arizona
                                     limited liability company

                                     By: /s/ Bruno Salamone
                                         ---------------------------------------
                                     Name: Bruno Salamone
                                           -------------------------------------
                                     Its: Managing Member
                                          --------------------------------------
                                                                        "Lessor"
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                                    EXHIBIT A

                                [Leased Premises]

                                    EXHIBIT B

                                  [Floor Plan]